                                                                    EXHIBIT 10.1



   Confidential Materials omitted and filed separately with the Securities and
                Exchange Commission. Asterisks denote omissions.


                                                Millennium Pharmaceuticals, Inc.
                                                                75 Sidney Street
                                                             Cambridge, MA 02139
                                                                Tel 617-679-7000
                                                                        mlnm.com

                                                                      MILLENNIUM

                               September 18, 2000


BY FACSIMILE AND COURIER

Dr. Wolfgang Hartwig
Bayer AG
PH-R L, Bldg. 0402
Elberfeld, Wuppertal
D-42096, Germany

Re:      PAYMENT OF SUCCESS FEES FOR CERTAIN QTS

Dear Dr. Hartwig:

Reference is made to the Agreement between Bayer AG ("Bayer") and Millennium Pharmaceuticals, Inc. ("MPI") dated September 22, 1998. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

The purpose of this letter is to set forth our mutual understanding with respect to the payment of certain Success Fees.

1. Bayer acknowledges entry into the Selectable QT Pool of the ** QTs set forth in ATTACHMENT A to this Letter Agreement (i.e., the ** QTs less the ** Replacement QTs noted in ATTACHMENT A).

2. MPI acknowledges payment by Bayer to MPI of Success Fees totaling $[**] in consideration of the entry into the Selectable QT Pool of the ** through ** QTs set forth in ATTACHMENT A.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Dr. Wolfgang Hartwig
September 18, 2000
Page 2

3. With respect to the ** QTs listed in ATTACHMENT A to this Agreement, Bayer hereby waives any and all rights to receive a refund of Success Fees as provided for in Sections 5.4(c)(ii)(A), 5.4(c)(ii)(E) and 5.4(d)(i) of the Agreement.

4. Notwithstanding the provisions of Sections 5.4(c)(ii)(B)-(D) and 5.4(d)(i) of the Agreement, Bayer hereby agrees that, with respect to the ** through ** QTs to enter the Selectable QT Pool, upon the entry into the Selectable QT Pool of the ** QT in each group of ** consecutively entered QTs (e.g., the entry of the ** QT for the ** through ** QTs or the entry of the ** QT for the ** through ** QTs), the provisions of Section 5.4(c)(ii)(B), 5.4(c)(ii)(C) or 5.4(c)(ii)(D) of the Agreement, as applicable, shall cease to apply to such group of ** QTs. Further, notwithstanding the provisions of Section 5.4(c)(ii)(E) of the Agreement, Failed QTs shall be considered to have entered the Selectable QT Pool. However, in lieu of such provision, Replacement QTs for Failed QTs shall not be considered to have entered the Selectable QT Pool.

5. Bayer and Millennium hereby confirm that the provisions of Sections 2.8(c)(iv), 2.8(c)(v), 2.8(d), 2.8(e), 2.8(f) and 5.4(d)(ii) of the
     Agreement shall continue to apply to individual QTs that enter the Selectable QT Pool, it being understood that the references in such provisions to refunds under Section 5.4 shall be deemed to refer solely to the refund afforded by Section 5.4(d)(ii) of the Agreement and not to the refunds afforded by Sections 5.4(c)(ii) and 5.4(d)(i) of the Agreement.

If the foregoing is in keeping with your understanding of our arrangement, please indicate your consent by countersigning this Letter Agreement and returning it to me by September 29, 2000.

                                                     With warmest regards,

                                                     /s/ KEVIN STARR
                                                     Kevin Starr
                                                     Chief Financial Officer


cc:  Mr. Gunnar Weikert


BAYER AG


By: /s/ DR. WOLFGANG HARTWIG
        Prof. Dr. Wolfgang Hartwig

          Confidential Materials omitted and filed separately with the
                       Securities and Exchange Commission.

                                  ATTACHMENT A

Bayer AG/Millennium Pharmaceuticals, Inc. - Targets by Class

---------------------------------------------------------------------------------------------------------------
QT# &              FAILED    REPLACEMENT       TARGET      CFA     DATA       QT
MINING             QT?       QT                CLASS               ADDED      NOMINA-
ENTRY                                                              TO LIST    TION
                                                                              (DATE)
---------------------------------------------------------------------------------------------------------------


Total QT's accepted:   [**]
less replacement QT's: [**]
Available QT's:        [**]
Millennium Confidential